                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: March 24, 2005
                                        ----------------

                Date of earliest event reported: January 24, 2005
                                                 ----------------

                               Jarden Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      0-21052                35-1828377
--------------------------------------------------------------------------------
 (State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)

555 Theodore Fremd Avenue, Rye, New York                              10580
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400

                   ------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)
     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

     This Form 8-K/A amends the current report on Form 8-K dated January 27,
2005 to include Item 9.01(a) Financial Statements of the Acquired Business and
Item 9.01(b) Pro Forma Financial Information.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

         (a) Financial Statements of the Business Acquired.

     The audited consolidated balance sheets of American Household, Inc. and subsidiaries ("AHI") as of December 31, 2004 and December 31, 2003, and the
related audited consolidated statements of operations, shareholders' equity
(deficiency) and cash flows for the three years ended December 31, 2004, attached hereto as Exhibit 99.1.

         (b) Pro Forma Financial Information.

     Attached as Exhibit 99.2, the unaudited pro forma condensed consolidated financial statements as of and for the year ended December 31, 2004 that give effect to the acquisition of AHI and related financings and the acquisition of
Bicycle Holding, Inc. and its subsidiaries.

          (c) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit       Description
-------       -----------

21.1          Subsidiaries of the Company.

23.1          Consent of Deloitte & Touche LLP

99.1          The audited consolidated balance sheets of American Household,
              Inc. and subsidiaries as of December 31, 2004 and December 31,
              2003, and the related audited consolidated statements of
              operations, shareholders' equity (deficiency) and cash flows for the three years ended December 31, 2004.

99.2          The unaudited pro forma condensed consolidated financial
              statements as of and for the year ended December 31, 2004 that give effect to the acquisition of AHI and related financings and the acquisition of Bicycle Holding, Inc. and its subsidiaries.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2005

                                               JARDEN CORPORATION

                                            By: /s/ Desiree DeStefano
                                               ---------------------------------
                                               Name: Desiree DeStefano
                                               Title: Executive Vice President
                                                      of Finance

                                  EXHIBIT INDEX

          Number         Exhibit

           21.1          Subsidiaries of the Company.

           23.1          Consent of Deloitte & Touche LLP

           99.1          The audited consolidated balance sheets of American
                         Household, Inc. and subsidiaries as of December 31,
                         2004 and December 31, 2003, and the related audited
                         consolidated statements of operations, shareholders'
                         equity (deficiency) and cash flows for the three years
                         ended December 31, 2004.

           99.2          The unaudited pro forma condensed consolidated
                         financial statements as of and for the year ended
                         December 31, 2004 that give  effect to the acquisition
                         of AHI and related financings and the acquisition of
                         Bicycle Holding, Inc. and its subsidiaries.